UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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SS&C TECHNOLOGIES HOLDINGS, INC.
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SS&C SS&C TECHNOLOGIES HOLDINGS, INC. ATTN. INVESTOR RELATIONS 80 LAMBERTON ROAD WINDSOR, CT06095 Your vote Counts! SS&C TECHNOLOGIES HOLDINGS, INC. 2025 Annual Meeting Vote by May 20,2025 11:59 PM ET V68472-P26382 You invested in SS&C TECHNOLOGIES HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at SS&C Annual Meeting to be held on May 20, 2025 at 9:00 AM ETD. Get informed before you vote View SS&C’s 2025 Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting one prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyVote.come, (2) call 1-800-579-1639 or(3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless you request one, you will not receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 21, 2025 9:00 AM ETD Virtually at: www.virtualshareholdermeeting.com/SSNC2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at SS&C,s 2025 Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote. Voting Items Board Recommends 1. The election of the nominees listed below as Class III directors. Nominees: 1a. Smita Conjeevaram For 1b. William C Stone For 1c. Francesco Vanni d’ Archirafi For 2. To approve, on an advisory basis the compensation of SS&C’s named executive officers. For 3. The ratification of PricewaterhouseCoopers LLP as SS&C’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 4. To approve the SS&C Second Amended and Restated 2023 Stock Incentive Plan. For Note: Such other business may properly come before the meeting and any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V68473-P6382